UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

ESAB Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Rose Avenue, 8th Floor
North Bethesda, MD 20852
(Address of principal executive offices) (Zip Code)

(301) 323-9099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On March 23, 2022, the Board of Directors (the “Board”) of ESAB Corporation (the “Company” or “ESAB”) appointed Melissa Cummings to serve as a director of the Company, effective upon the consummation of the previously announced separation (the “Separation”) of the Company from Colfax Corporation (“Colfax”). In connection with the appointment of Ms. Cummings, the size of the Board was increased from nine to ten members effective upon the Separation. Ms. Cummings will serve as a Class III director, to serve until the Company’s third annual meeting of stockholders following the Separation or her earlier death, resignation or removal. Ms. Cummings may serve on certain committees of the Board, but no such committee appointments have been made at this time.

Ms. Cummings has been Executive Vice President, Digital and Innovation of Westinghouse Electric Company, a leading energy company, since June 2020, where she is responsible for strategy and execution of research and development, enterprise technology and digital initiatives. Prior to joining Westinghouse, she worked with Signant Healthcare as an executive consultant from December 2019 to June 2020, supporting business profitability, strategic planning, and operational transformation efforts. Ms. Cummings previously served as Senior Vice President of Digital Solutions and Services at Baker Hughes from 2016 to December 2019 and has also held leadership positions with GE and ABB, driving digital and technology solutions for industrial customers around the world.

Ms. Cummings will participate in the Company’s director compensation package for non-employee directors described in the Company’s registration statement on Form 10, as amended (the “Form 10”). Ms. Cummings will also enter into an indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.7 to the Form 10 and is incorporated by reference herein.

The Board affirmatively determined that Ms. Cummings does not have a material relationship with the Company or any of its consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and that Ms. Cummings meets the requirements of an “independent director” as defined in Section 303A.02 of the NYSE’s Listed Company Manual for purposes of service on the Board. In addition, Ms. Cummings has not been a participant in any related person transactions required to be disclosed under Item 404(a) of Regulation S-K.

Completion of the Separation is subject to, among other things, the satisfaction of closing conditions, including satisfactory completion of financing, receipt of tax opinions and steps necessary to qualify the Separation as a tax-free transaction.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations and intentions, including the Separation, and the timing, method and anticipated benefits of the Separation and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the situation, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response; the war in the Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of the Ukraine; macroeconomic conditions; supply chain disruptions; the impact on creditworthiness and financial viability of customers; risks relating to the

Separation, Colfax’s ability to satisfactorily complete steps necessary for the Separation and related transactions to be generally tax-free for U.S. federal income tax purposes, the ability to satisfy the necessary conditions to complete the Separation on a timely basis, or at all, the ability to realize the anticipated benefits of the Separation, developments related to the impact of the COVID-19 pandemic on the Separation, and the financial and operating performance of the Company following the Separation; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s registration statement on Form 10, as it may be further amended, relating to the Separation filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on assumptions that are subject to change. This Current Report on Form 8-K speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2022, ESAB filed a certificate of amendment to the Certificate of Incorporation of ESAB (the “Amendment”) with the Secretary of State of the State of Delaware, which became effective as of such date. The Amendment (i) effected a stock split of the 1,000 then-outstanding shares of the common stock of ESAB to provide a sufficient capitalization of ESAB to enable Colfax to complete the pro rata distribution of 90% of ESAB’s outstanding common stock to Colfax’s stockholders, with each Colfax stockholder as of the previously-announced record date of March 22, 2022 receiving one share of ESAB common stock for every three shares of Colfax common stock held as of the record date, and retain a 10% interest in the remaining shares of ESAB common stock and (ii) established a par value of $0.001 per share of ESAB common stock. Following the stock split, there are 60,034,311 shares of ESAB common stock outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of ESAB Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022

ESAB CORPORATION

By:	/s/ Kevin Johnson
	Name:	Kevin Johnson
	Title:	Chief Financial Officer